FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2010

TELEPHONE AND DATA SYSTEMS, INC.

(Exact name of registrant as specified in their charter)

Delaware (State or other jurisdiction of incorporation)	001-14157 (Commission File Number)	36-2669023 (I.R.S. Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois (Address of principal executive offices)		60602 (Zip Code)

Registrant’s telephone number, including area code:  (312) 630-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers

On November 18, 2009, Telephone and Data Systems, Inc. (“TDS”) filed a Current Report on Form 8-K disclosing that it had amended its Guidelines for the Determination of Annual Bonus for (i) the President and Chief Executive Officer of TDS, (ii) the Chairman Emeritus of TDS, (iii) the President and Chief Executive Officer of TDS’s subsidiary, United States Cellular Corporation (“U.S. Cellular”), who is deemed to be an executive officer of TDS under rules of the Securities and Exchange Commission (“SEC”), and (iv) certain other officers of TDS (collectively “Guidelines”).  Prior to such amendments, the Guidelines provided that a bonus was not earned until the date the bonus was paid.  As a result of the amendments, such Guidelines now provide that, to the extent and only to the extent that any bonus is paid for a performance year, such bonus shall be deemed to have been earned on December 31 of that performance year.  For accounting purposes, TDS has been accruing bonuses in the performance year as required by Generally Accepted Accounting Principles.  The effect of the amendments to the Guidelines is that TDS will now be reporting bonuses in the performance year for purposes of disclosing compensation to its “named executive officers” in the Summary Compensation Table of its proxy statement.

As a result of such amendments, pursuant to Item 5.02(e) of Form 8-K, TDS is filing this Current Report on Form 8-K to disclose the amounts of bonuses paid to its named executive officers in 2010 with respect to 2009 performance, which were deemed to have been earned on December 31, 2009 pursuant to the amended Guidelines.  Pursuant to Instruction 4 of Item 5.02, the below named executive officers include the persons who were identified as named executive officers in TDS’ most recent proxy statement filing with the SEC on April 28, 2009 (which may not necessarily be the same as the persons who will be named executive officers in the 2010 proxy statement).

Pursuant to the foregoing, the following amounts of bonuses were paid to the below named executive officers on March 12, 2010 relating to 2009 performance:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	John E. Rooney	Scott H. Williamson	LeRoy T. Carlson
Bonus Paid in 2010 for 2009 Performance................................	$ 825,000	$ 334,300	$ 525,000	$ 233,800	$ 165,800

LeRoy T. Carlson, Jr., deferred 15% of his 2009 bonus paid in 2010, Kenneth R. Meyers deferred 25% of his 2009 bonus paid in 2010 and LeRoy T. Carlson deferred 100% of his 2009 bonus paid in 2010 pursuant to the terms of the TDS 2004 Long-Term Incentive Plan, as amended, which plan and amendments have been filed as exhibits with the SEC.  Mr. Rooney deferred 100% of his bonus pursuant to the terms of the U.S. Cellular 2005 Long-Term Incentive Plan, which plan has been filed as an exhibit with the SEC.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date:	March 17, 2010

By:	/s/ Douglas D. Shuma
Douglas D. Shuma Senior Vice President and Corporate Controller